Building a Client Focused Franchise Santander BanCorp (NYSE: SBP, Latibex: XSBP) Brean Murray Puerto Rico Bank Stock Forum New York, N.Y. September 9, 2005

This presentation contains certain forward looking statements with respect to the financial condition, results of operations and business of Santander BanCorp that are subject to various risk factors which could cause actual results to differ materially from such operations or estimates. Such factors include, but are not limited, to the possibility that adverse general market, macro-economic, governmental, legislative and regulatory conditions could develop, an adverse interest rate environment, competitive pressures, technological developments or other key factors associated to our customers or business. These statements are based on our current expectations and are subject to uncertainty and changes in circumstances due to a variety of factors. More information about those factors and Santander BanCorp may be obtained in the company's filings with the U.S. Securities and Exchange Commission. Santander BanCorp is not under any obligation to (and expressly disclaims any such obligations to) update or alter its forward looking statements whether as a result of new information, future events or otherwise. Forward Looking Statements

Agenda Introduction to Santander BanCorp Business Plan Business Highlights Financial Performance

Santander BanCorp: 29 years in Puerto Rico

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Santander Mortgage

Santander BanCorp's executive office and the Santander Mortgage Building in San Juan, P.R.

Santander BanCorp (NYSE: SBP; Latibex: XSBP)

- A universal banking institution
- 2nd largest depository in Puerto Rico(1)
- $13.8 billion in Customer Financial Assets
- 290,000+ clients
- $8.5 billion in assets
- $6.0 billion in loans
- $1.2 billion market cap (August 31, 2005)
- $571 million in capital
- Ratings: "A1" Moody's(2), "A" S&P, "A+" Fitch
- 2004 Bank of the Year in Puerto Rico by *The Banker*
- Best Internet Bank Award 2003 and 2004 by *Global Finance*

(1) Banco Santander PR. Ranked by total deposits excluding brokered CDs as of June 30, 2005.
(2) Banco Santander PR only rating.
Note: Information as of June 30, 2005.

Santander BanCorp

Grupo Santander

Ownership and Corporate Organization Santander Mortgage Santander International Bank Santander Asset Management Banco Santander Puerto Rico Santander Insurance Agency Santander Securities Santander BanCorp 11% free float 89% Santander Group (Spain)

Ciudad Grupo Santander in Boadilla del Monte, Spain. 1st financial group in EuroZone and 9th in the world(2) Strong global presence with principal operations in Spain, United Kingdom, Portugal, Germany, Italy and Latin America Leading financial franchise in Latin America(3) Wide network with 10,099 branches worldwide as of June 30, 2005. Net Income of $3.1 billion for June 30, 2005 (six-months), an increase of 35% from June 2004. Over 41 million clients in 42 countries Puerto Rico is the oldest international investment Highlights on Grupo Santander(1) All financial results include figures from Abbey. Ranked by market capitalization as of December 31, 2004. Measured by on-balance sheet business volume and net attributable income as of Dec. 31, 2004. Santander Group (Majority Stockholder with 89%)

Agenda Introduction to Santander BanCorp Business Plan Business Highlights Financial Performance

Business Plan 2006 Sales & Distribution Loan portfolio growth Systematic sales management process Cross-sell products and services to segmented client base Client profitability Efficiency Limit expense growth Obtain efficiencies from new operating system Invest in and train the best people Credit & Market Risk Improvement in asset quality Agile and flexible credit processes Loan collections and recoveries Optimize tax advantages of investment portfolio Client Focused Franchise Human Resources Information Technology Quality of Service Client Orientation Superior asset quality 2003 2006 Building a

Individuals Small Business Institutional Corporate High-Income Entrepreneurs Small Businesses Professionals Public Private Locals Multinationals Composition Middle-Income Mass Market Segments Client Base Corp Inst Emp pymes MM RM RA Clientes 481 932 1904 18777 128866 101102 40168 Middle Market Island-wide Regional > $50M Revenues < $5MM Revenues $5MM to $75MM Government Financials, Insurance, Higher Ed & Non-Profit Revenues > $75M Description $30M - $50M < $30M A Clearly Segmented Client Base Data as of June 30, 2005.

Business Plan based on an Integrated Distribution Model focused on the Client Banking Wealth Management Mortgage Insurance Retail Consumer Wholesale Retail broker-dealer Asset management Investment banking Origination Servicing Credit Related Open-market 2nd Branch network 2nd Deposits 2nd Broker-dealer 2nd Mutual fund manager 4th Originator 4th Servicer 5th Bank insurance agency CLIENT Client focused, not product driven Cross-sell services Shared expertise One group, one focus Sales & Distribution: loan portfolio growth Cross-sell products Improve asset quality Loan collection and recoveries Efficiency: limit expense growth ' Business Plan 2006

Strong earnings growth Return to profitability $503MM increase in market cap Sustained improvement $4,476MM increase $2,021MM increase in loans Improved asset quality EPS (6 months) (1) $0.21 $0.96 +357% ROE* 3.7% 15.4% +12pps Market Cap. $666 $1,169 76% Efficiency(2)* 73.8% 62.1% -12pps Customer Fin. Assets $9,317 $13,793 +48% Loans (gross) $4,023 $6,044 +50% NPLs / Loans 2.67% 1.27% -140bps Achievements June 2003 ^ June 2005 (US$ in millions, except EPS) Turnaround to Shareholders * On YTD basis. After giving retroactive effect for the 10% stock dividend declared on July 9, 2004. On a tax-equivalent basis.

Earnings Trend (as Restated) US$ in millions, except EPS 1999 2000 2001 2002 2003 2004 East 76 53 26 39 84.459 Restated to give retroactive effect to the 10% stock dividend declared on July 9, 2004. EPS(1) 1.51 1.09 0.45 0.69 1.81 -30% -66% +50% +115%

SBP Stock Performance __________ * Adjusted IPO (November 1998) price for three 10% stock dividends. ** After adjusting for an increase of $0.05 in the dividend per share, declared on Nov. 24, 2004. $500 $1,500 $1,000 $689 MM increase in shareholder value since Dec. 31, 2002 IPO $14.74* Share price Market Cap $(MM) P/E 2005E: 14.5 x Price to book: 2.1 x Dividend yield**: 2.5% Div. Payout Ratio**: 36% + 130 % Dec-31-2002 Aug-31-05 East 11.17 25.94

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 East 0.03 0.03 0.0333 0.0318 0.03 0.0292 0.0271 0.0278 0.0272 0.027 Improvement in Efficiency Non-interest expense/Avg. Assets 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 East 0.03 0.03 0.0333 0.7005 0.6354 0.6607 0.6465 0.6354 0.6234 0.6206 Efficiency Ratio(1) On tax equivalent basis. Reduction of 48bps in non-interest expense relative to average assets. Strong discipline in cost control. Improvement of 8pps in just 11/2 years. Continuous improvement remains a top priority. -48 bps -8 bps

1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 East 0.03 0.03 0.0333 0.0267 0.0211 0.0195 0.0184 0.0157 0.0154 0.0112 Asset Quality Improvement NPLs to Total Loans 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 East 0.03 0.03 0.0333 0.7085 0.777 0.708 0.73 0.791 0.8155 0.8564 Allowance for Loan Losses/NPLs Reduction of 155 bps in NPLs as percent to total loans. Significant improvement in allowances for loans relative to NPLs. -155 bps +14.8 bps

4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 Dep Clientes 3.669 3.753 3.971 4.15 4.256 4.216 4.7 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 Activos manejados 1.859 2.066 2.085 2.308 2.64 2.671 2.835 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 Activos manejados 3.8 4.053 4.188 4.399 4.543 4.725 4.865 $USD in Billions CAGR 17% Client Deposits* CAGR 18% CAGR 33% Customer Financial Assets Broker-Dealer Assets *Total deposits excluding Brokered CDs. Asset Management

* Excludes auto loans 4T03 1T04 2T04 3T04 4T04 1T05 2T05 Servicing 1.264 1.344 1.473 1.577 1.76 1.83 1.984 4T03 1T04 2T04 3T04 4T04 1T05 2T05 Comercial + Ind 2.3 2.453 2.596 2.5782 2.707 2.73 2.6 CAGR +35% CAGR +21% CAGR +5% 4T03 1T04 2T04 3T04 4T04 1T05 2T05 Activos manejados 0.3785 0.364 0.3955 0.4312 0.441 0.4611 0.5022 Mortgage Servicing Consumer Loans* Commercial Loans $USD in Billions Principal Asset Drivers

4T03 1T04 2T04 3T04 4T04 1T05 2T05 Activos manejados 7.938 7.659 7.631 7.503 7.386 6.155 6.733 4T03 1T04 2T04 3T04 4T04 1T05 2T05 FFII 3.187 3.442 3.809 4.057 4.594 5.029 5.282 4T03 1T04 2T04 3T04 4T04 1T05 2T05 Banco 6.345 6.329 6.348 6.292 6.648 6.501 6.865 4T03 1T04 2T04 3T04 4T04 1T05 2T05 Fideicomiso 1.111 1.35 1.375 1.351 0.956 1.388 1.752 TACC + 40% Asset Management Broker-Dealer TACC -10% Bank Fees TACC + 5% Insurance TACC + 35% $USD in Millions Fee Income Strong growth in fee income from mutual fund investment advisory and insurance. Moderate growth in banking fees, which include: credit cards, deposit accounts charges, cash management and international services. Slowdown in fee income from the securities broker-dealer due to less favorable market conditions and lower capital markets activity.

Evolution of Market Share Position in Puerto Rico Source: Office of the Commissioner of Financial Institutions of Puerto Rico and SEC. Excludes brokered deposits. Excludes auto loans. Figures for mortgage and insurance commissions for June 2005 correspond to Dec. 31, 2005. Estimated based on public bank holding companies 10Qs. Market size and rank do not include stand alone insurance brokers and agencies as public information is not available. $USD in Millions

Agenda Introduction to Santander BanCorp Business Plan Business Highlights Financial Performance

Banking Business Highlights 2Q04 2Q05 Consumer 402 509 Consumer Loan Portfolio 2Q04 2Q05 Retail 1666 1841 +11% +14% Growth in Commercial and Consumer Loans $USD in Millions Commercial Loan Portfolio +27% 2Q04 2Q05 Wholesale 791 794 Wholesale Loan Portfolio 0% Commercial includes middle market, agricultural, SBA, leasing, commercial mortgages and other. Consumer includes personal loans and credit cards. Wholesale includes corporate, construction and factor's lien.

Mortgage Business Highlights (US$ in MM) Distribution 2Q05 Production: $205MM or 15% vs. 2Q04 2Q05 Servicing Portfolio: $1,984MM or 35% vs. 2Q04 Production and Servicing

Wealth Management Business Highlights Retail Broker Dealer Customer Assets under Control 2Q04 2Q05 Asset Mgnt 3.809 5.282 +39% Asset Management Fees 2Q04 2Q05 AUM Retail 4188 4865 +16% $USD in Millions

Jun-04 Jun-05 Credit-Rel Gross YTD 2.833 3.161 +14% +18% YTD Gross Insurance Fees $USD in Millions Credit-Related Insurance Business Highlights 2Q04 2Q05 Open-Mkt 0.471 0.7497 Open Market +40%

Agenda Introduction to Santander BanCorp Business Plan Business Highlights Financial Performance

Quarterly Earnings Trend US$ in millions +20% EPS(1) 0.29 0.15 0.06 (0.05) 0.09 0.13 0.22 0.26 0.54 0.34 0.47 0.46 0.55 0.41 Restated to give retroactive effect to the 10% stock dividend declared on July 9, 2004.

Diversified Revenue Base 83% derived from client business Note: Loan portfolio revenue is defined as net interest income after provision. Investment Securities revenue is defined as net interest income. Net interest income is presented on a tax equivalent basis. Wealth Management and Insurance fees defined as gross commissions. Bank fees include: service charges on deposits, credit card fees, trust fees and other fees. US$ in thousands

Net Interest Income* After Loan Provision has Grown at a 22% CAGR as the Loan Portfolio Grows 4Q02 1Q03 2Q03 3Q03 4Q03 1Q04 2Q04 3Q04 4Q04 1Q05 2Q05 Net Interest Income after loan provision 30.073 35.953 35.71 44.431 44.94 49.966 52.005 53.9 57.1 53.3 52.4 Avg. Investment Portfolio 1967 2129 1809 2312 2568 2469 2361 2369 1986.5 2096.3 1557.641 __________ * On a tax equivalent basis. US$ in millions CAGR 22% -8% 16% * Repositioning of the investment portfolio in 2Q05 has impacted NIM.

Asset Composition and Growth June 30, 2004 Assets: $8.0 B Loans Investment Cash Other 6/1/2004 0.61 0.31 0.05 0.03 6/1/2005 0.7 0.18 0.09 0.03 June 30, 2005 Assets: $8.5 B +7%

Loan Portfolio Fundamentals Variable vs. Fixed Breakdown(1) Portfolio Composition +23% Consumer Mortgage Construction Middle-market Commercial Loan Portfolio $4.9 B $6.0 B Fixed Variable Mortgage Loan Portfolio 0.63 0.37 Mortgage Loan Portfolio Corporate As of June 30, 2005. Represents fixed rate mortgages swapped to a variable interest rate. Fixed Variable Commercial Loan Portfolio 0.29 0.71 (2)

Investment Portfolio Fundamentals 2Q04 2Q05 Investment Portfolio 2443.007 1530.924 US$ in millions -37% Investment Portfolio 2Q04 2Q05 ROF 9 10.6 Net Gain on sales (year-to-date results) Net gain on sale is based on total gain on sale of $17.3MM net of a $6.7MM loss of extinguishment of debt

Funding Mix (as of June 30, 2005) $4.0 B Retail: 53% Avg. Cost: 1.96% $3.6 B Wholesale: 47% Avg. Cost: 3.38% Cost of funding of 2.60%

Deposit Mix $5.7 billion as of June 30, 2005 30% YoY Growth 83% are customer deposits Demand Savings + NOW Time Deposits Brokered CDs 1274.789 1572.586 1921.42 950.249

The Value of Our Client Deposit Franchise Historical spread is 300 basis pts. below wholesale funding cost Beginning to see improvement in spread.

US$ in millions Client Deposits Broker-dealer assets Mutual Funds Trust, Inst. & Private accts. 4701.5 4865.2 2835.9 1389.9 Customer Financial Assets Composition as of June 30, 2005 Total Customer Financial Assets +20% Trust, Inst. & Private Accts. Client Deposits Broker-Dealer Mutual Funds

Fee Income Fundamentals Broker-Dealer Asset Mgnt. Wealth Management Fees 6.733 5.282 Wealth Management Breakdown Fee Income Composition June 30, 2005 $12 MM June 30, 2005 June 30, 2004 $22.4 MM June 30, 2005 $24.2MM +8%

Improvement in Asset Quality and Efficiency On a tax-equivalent basis. Operating expenses divided by net interest income on a tax equivalent basis plus other income, excluding gain and losses on securities.

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